Exhibit 32

Certification Pursuant to 18 U.S.C. 1350,
as Adopted Pursuant Section 906 of the
Sarbanes-Oxley Act of 2002

        I, James R. Oyler, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-K of Evans & Sutherland Computer Corporation for the fiscal year ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Evans & Sutherland Computer Corporation.

March 17, 2004	By:	/s/ JAMES R. OYLER James R. Oyler Chief Executive Officer

        I, E. Thomas Atchison, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-K of Evans & Sutherland Computer Corporation for the fiscal year ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Evans & Sutherland Computer Corporation.

March 17, 2004	By:	/s/ E. THOMAS ATCHISON E. Thomas Atchison Chief Financial Officer